UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 30, 2005

PETROQUEST ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)

Commission File Number: 0-019020

Registrant’s telephone number, including area code: (337) 232-7028

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On March 30, 2005, PetroQuest Energy, Inc. (the “Company”) issued a press release revising its previously issued first quarter 2005 production guidance and providing an update of certain ongoing operations. This press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

Drilling Update

     During 2005, PetroQuest has operated the drilling and completion of three wells in its Southeast Carthage Field and six wells in the Arkoma Basin. Since entering these regions, PetroQuest has maintained a 100% success rate in both areas.

     PetroQuest drilled its Pebble Beach Prospect to a total depth of 8,600 feet, logging 89 feet total vertical depth (TVD) of net productive sands. The well is expected to begin producing in July at a gross rate of approximately 15,000 Mcfe per day. PetroQuest has an approximate 27% net revenue interest (NRI) in the well.

     The Company’s Filé Prospect was drilled to a total depth of 12,400 feet encountering approximately 42 feet TVD of net productive sands. This well is expected to begin producing in April at a gross rate of approximately 8,000 Mcfe per day. PetroQuest owns an approximate 27% NRI in the well.

     As previously announced, the Company is completing its Cracklin Prospect in South Louisiana. The well is expected to begin producing during the second quarter at approximately 8,000 Mcfe per day. PetroQuest owns an approximate 26% NRI in the well.

     Drilling continues in the Company’s 10 to 12 well 2005 program in Southeast Carthage Field and the 40+ well 2005 program in the Arkoma Basin. The Company plans to move a second rig into the Arkoma Basin in the second quarter to accomplish this drilling plan. The Company is currently drilling its Le Triomphe Prospect (65% working interest) in South Louisiana. During the second quarter, the Company plans to spud its Spanish Bay, Oakbourne and English Turn prospects.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

99.1	Press Release dated March 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.
Date: March 30, 2005	By:	/s/ Daniel G. Fournerat
Daniel G. Fournerat
Senior Vice President, General Counsel and Secretary

Exhibit Index

     (c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated March 30, 2005.

4